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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 18, 2001

                             DOWNEY FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)





                 DELAWARE                                 33-0633413
     (State or other jurisdiction of               (I.R.S. employer
      incorporation or organization)                identification number)

                         COMMISSION FILE NUMBER: 1-13578

                               3501 JAMBOREE ROAD
                         NEWPORT BEACH, CALIFORNIA 92660
              (Address of principal executive offices and zip code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949)854-0300

ITEM 5. OTHER EVENTS.

On January 18, 2001, Downey Financial Corp. issued a press release reporting its results of operations during the three and twelve months ended December 31, 2000.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits

99.1 Press release dated January 18, 2001 reporting results of operations during the three and twelve months ended December 31, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DOWNEY FINANCIAL CORP.





Date:  January 18, 2001              By        /s/  Thomas E. Prince
                                             ----------------------------
                                                    Thomas E. Prince
                                             Executive Vice President and
                                               Chief Financial Officer